[Image]    Scudder Greater Europe Growth Fund Profile            [Image]
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     The fund profile, a supplement to the full prospectus, is designed as an easy-to-read summary of fund risks, fees, and objectives. You can click on any question to link to the Fund's prospectus and get more information on that topic. Or, if you wish, you can proceed directly to the Fund's prospectus. Once you have read the prospectus and considered your investment goals, you can proceed to a Scudder Funds application.
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     Fund Profile
     October 1, 1997

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     1. What Is The Fund's Objective?

     Scudder Greater Europe Growth Fund seeks to provide long-term growth of capital through investments primarily in the equity securities of European companies.

     2. What Does The Fund Invest In?

     The Fund invests primarily (at least 80% of total assets) in the equity securities of European companies. Within this diverse area, the Fund seeks to benefit from accelerating economic growth transformation and deregulation taking hold. The Fund invests in companies it believes are well placed to benefit from these and other structural and cyclical changes now underway in this region of the world. The Fund's investments include common stock, preferred stock, securities that may be converted into common stock, depositary receipts and warrants. The Fund may also invest in European debt securities.

     The Fund's investment adviser, Scudder, Stevens & Clark, Inc. will conduct regional, country, industry and company analysis in search of investments likely to benefit from economic, political, industrial and other changes occurring across Europe.

     The Fund intends to allocate its investments among at least three countries at all times. The Fund expects the majority of its equity assets to be in the more established and liquid markets of Western and Southern Europe.

     3. What Are The Risks Of Investing In The Fund?

     Eastern European countries and certain Southern European countries are considered to be emerging markets. Emerging market securities can be more volatile and less liquid than securities in more developed markets. In addition, foreign securities often have less publicly available information and are subject to different regulations than domestic securities. Political events, changes in the perceived creditworthiness of issuers, higher brokerage costs, fluctuating national interest rates, foreign taxes and movements in foreign currencies will affect the value of the Fund's holdings which determine the Fund's share price. The Fund's investments are generally denominated in foreign currencies, therefore, the Fund may incur currency conversion costs and the strength or weakness of the U.S. dollar against these currencies may result in fluctuation of share price, which is likely to vary from day to day. Movements of the stock markets or in the types of securities held in the Fund's portfolio may affect the Fund's share price. You incur principal risk when you invest because your shares, when sold, may be worth more or less than what you paid for them.

     Because it is non-diversified, the Fund may invest in a smaller number of issuers, which will subject it to greater market and credit risk than a diversified fund. Furthermore, the Fund's holdings in unrated securities and securities rated below investment-grade (i.e., "junk bonds") carry a greater risk of default and more price volatility than securities rated investment-grade.

     4. For Whom Is This Fund Appropriate?

     You may wish to consider this Fund if you are seeking capital growth and:

        o plan to hold your investment for the long-term (at least 5 years or more),
        o can tolerate fluctuations in share price,
        o have or plan to have other investments for the benefit of diversification, and
        o understand the risks of investing in foreign securities.

     5. What Are The Fund's Expenses And Fees?

     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder Greater Europe Growth Fund are:

       Shareholder transaction expenses --
       Expenses charged directly to your account for various transactions. Please note that there is a $5 service fee if you request redemption proceeds via wire.

       Sales Commission                                   None

       Commissions to Reinvest Dividends                  None

       Redemption Fee                                     None

       Exchange Fee                                       None

       Annual Fund operating expenses (after expense maintenance) -- Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets. Figures below are for the fiscal year ended October 31, 1996. Until February 28, 1997, Scudder maintained the total annualized expenses of the Fund at not more than 1.50% of average daily net assets. Figures below reflect what the Fund would have paid during the fiscal year ended October 31, 1996 absent such waiver.

       Investment management fee                          1.00%

       12b-1 fees                                         None

       Other expenses                                     0.97%
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       Total Fund operating expenses                      1.97%
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       Example:
       Assuming a 5% annual return and redemption at the end of each period, the total expenses relating to a $1,000 investment would be:

       1 Year         3 Years           5 Years           10 Years

       $20            $62               $106              $230

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

     6. How Has The Fund Performed Historically?

     This chart shows how the Fund has performed since it commenced operations on October 10, 1994, assuming reinvestment of all distributions. Performance is historical and is no guarantee of future results. Total return and principal value will fluctuate.

                 THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE


                 BAR CHART TITLE:

                             Total returns for years
                               ended December 31:

                 BAR CHART DATA:

                              1987                 1.00%
                              1988                18.84
                              1989                27.04
                              1990                -8.92
                              1991                11.77
                              1992                -2.64
                              1993                36.50
                              1994                -2.99
                              1995                12.22
                              1996                14.55

                     The Fund's Average Annual Total Return
                      for the period ended September 30, 1997


                           One Year         21.61%
                           Five Years       14.04%
                           Ten Years         8.46%

     If the adviser had not maintained the Fund's expenses, the average annual total return for the one year and life of Fund periods would have been lower.

     7. Who Manages The Fund?

     The Fund's investment adviser is Scudder, Stevens & Clark, Inc., a leading provider of U.S. and international investment management for clients throughout the world. The Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process.

     Carol Franklin, Lead Portfolio Manager, sets Fund investment strategy and oversees its daily operation. Ms. Franklin joined Scudder in 1981 and has ten years of European research and investment management experience. Nicholas Bratt, Portfolio Manager, helps set the Fund's general investment strategies. Mr. Bratt has over 20 years of experience in worldwide investing and has been with Scudder since 1976. Joan Gregory, Portfolio Manager, focuses on stock selection, a role she has played since she joined Scudder in 1992. Ms. Gregory has been involved with investment in global and international stocks as an assistant portfolio manager since 1989.

     8. How Can I Invest?

     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The minimum initial investment is $2,500, except that shareholders may open an account with at least $1,000 if an automatic investment plan of $100/month is established. Scudder retirement plans and certain other accounts have similar or lower minimum share balance requirements. A shareholder who maintains a nonfiduciary account balance of less than $2,500 without establishing an automatic investment plan, will be assessed an annual fee of $10.00, payable to the Fund. Retirement accounts and certain other accounts will not be assessed the $10.00 charge. You may also exchange Fund shares free of charge within the Scudder Family of Funds.

     9. How Can I Redeem Shares?

     You may redeem shares at the current share price on any business day by telephone, fax, or mail.

     10. When Are Distributions Made?

     The Fund typically makes dividends and capital gains distributions, if any, in December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

     Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income.

     11. What Services Does Scudder Provide?

     As a shareholder, you'll enjoy:

        o professional service from representatives who can answer your questions and execute your transactions
        o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions
        o Scudder's quarterly shareholder newsletter, Scudder Perspectives
        o regular, informative reports about the performance of your Fund

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     [Image]Scudder wants you to make informed investment decisions. This
     Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-225-2470.

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     Contact Scudder